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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2005

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                           Trustreet Properties, Inc.
             (Exact name of registrant as specified in its charter)

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        Maryland                       1-13089                     75-2687420
(State or other jurisdiction    (Commission File Number)        (IRS Employer
   of incorporation)                                         Identification No.)

          450 South Orange Avenue
                Orlando, Florida                                  32801
  (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (407) 540-2000

         (Former name or former address, if changed since last report.)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events


         Attached is unaudited pro forma condensed consolidated financial data that gives effect to the merger of CNL Restaurant Properties, Inc. ("CNLRP") and eighteen CNL Income Fund partnerships with and into U.S. Restaurant Properties, Inc., together with several financing transactions (the "Transactions"). Trustreeet Properties, Inc. ("Trustreet") was the name adopted upon the merger. CNLRP was treated as the acquirer for accounting purposes. The unaudited pro forma condensed consolidated financial data for the six months ended June 30, 2005 and the year ended December 31, 2004 gives effect to the Transactions as if they had occurred on January 1, 2004. Attached is also the selected financial data of Trustreet.




Item 9.01. Financial Statements and Exhibits.

       (c)  Exhibits

            12.1      Ratio of Earnings to Fixed Charges

            99.1 Unaudited Pro Forma Condensed Consolidated Financial Data and Selected Financial Data






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2005                            TRUSTREET PROPERTIES, INC.
                                                   By:


                                                       /s/ Steven D. Shackelford
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                                                       Steven D. Shackelford
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                              Description
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    12.1     Ratio of Earnings to Fixed Charges
    99.1 Unaudited Pro Forma Condensed Consolidated Financial Data and Selected Financial Data